UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 10, 2011

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 656-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On April 10, 2011, NYSE Euronext issued a press release announcing that the NYSE Euronext Board of Directors (the “Board of Directors”) had unanimously reaffirmed the previously announced combination agreement with Deutsche Boerse AG and rejected the unsolicited proposal by NASDAQ OMX Group, Inc. and IntercontinentalExchange, Inc. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Also on April 10, 2011, Duncan Niederauer, Chief Executive Officer of NYSE Euronext, sent an email to NYSE Euronext employees alerting them to the Board of Directors’ decision and containing a hyperlink to a video with a message from Mr. Niederauer.  A copy of the email and transcript of the video are attached hereto as Exhibits 99.2 and 99.3 to this report and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (d)      Exhibits

Exhibit Number	Description
99.1

Press release entitled “NYSE Euronext Board of Directors Unanimously Reaffirms Strong Commitment to Agreed Deutsche Boerse Combination: Rejects Unsolicited Proposal from Nasdaq and IntercontinentalExchange as Strategically Unattractive, With Unacceptable Execution Risk,” dated April 10, 2011 (solely furnished and not filed for purposes of Item 8.01)

99.2	Email from Duncan Niederauer, Chief Executive Officer of NYSE Euronext, to employees of NYSE Euronext, dated April 10, 2011 (solely furnished and not filed for purposes of Item 8.01)
99.3

Transcript of video message to employees of NYSE Euronext from Duncan Niederauer, Chief Executive Officer of NYSE Euronext, released April 10, 2011 (solely furnished and not filed for purposes of Item 8.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             NYSE Euronext

Dated: April 11, 2011                          By:    /s/ Janet L. McGinness

                                                             Name:     Janet L. McGinness

                                                             Title:       Senior Vice President &

                                                                            Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1

Press release entitled “NYSE Euronext Board of Directors Unanimously Reaffirms Strong Commitment to Agreed Deutsche Boerse Combination: Rejects Unsolicited Proposal from Nasdaq and IntercontinentalExchange as Strategically Unattractive, With Unacceptable Execution Risk,” dated April 10, 2011 (solely furnished and not filed for purposes of Item 8.01)

99.2	Email from Duncan Niederauer, Chief Executive Officer of NYSE Euronext, to employees of NYSE Euronext, dated April 10, 2011 (solely furnished and not filed for purposes of Item 8.01)
99.3

Transcript of video message to employees of NYSE Euronext from Duncan Niederauer, Chief Executive Officer of NYSE Euronext, released April 10, 2011 (solely furnished and not filed for purposes of Item 8.01)